EXHIBIT 32.2

CERTIFICATION

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Infinity Energy Resources, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.

By:

/s/ Daniel F. Hutchins

Name:

Daniel F. Hutchins

Title:

Chief Financial Officer

Date:

February 4, 2015